SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) December 12, 2005

	Registrant, State of Incorporation, Address of	I.R.S. Employer
Commission File	Principal Executive Offices and Telephone	Identification
Number	Number	Number

1-08788	SIERRA PACIFIC RESOURCES	88-0198358
Nevada
P.O. Box 10100 (6100 Neil Road)
Reno, Nevada 89520-0400 (89511)
(775) 834-4011

0-00508	SIERRA PACIFIC POWER COMPANY	88-0044418
Nevada
P.O. Box 10100 (6100 Neil Road)
Reno, Nevada 89520-0400 (89511)
(775) 834-4011
None

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
SIGNATURES

Sierra Pacific Resources/Sierra Pacific Power Company
Section 8 — Other Events
Item 8.01 Other Events
This amendment to the Current Report on Form 8-K is being filed by Sierra Pacific Resources and Sierra Pacific Power Company to include additional information set forth in the December 12, 2005 order by the Public Utility Commission of Nevada (PUCN) approving the construction of a new 514-megawatt, combined cycle natural gas power plant at the Tracy Generating Station. In addition to designating the Tracy Combined Cycle Project as a critical facility, which will allow Sierra Pacific Power Company to receive an additional 1.5 percent return on equity for its investment in the plant, the PUCN order also permits Sierra Pacific Power Company to include construction work in progress balances in rate base for costs up to $421 million.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have each duly caused this report to be signed on their behalf by the undersigned, thereunto duly authorized.

Sierra Pacific Resources (Registrant)
Date: December 19, 2005	By:	/s/ John E. Brown
John E. Brown
Controller

Sierra Pacific Power Company (Registrant)
Date: December 19, 2005	By:	/s/ John E. Brown
John E. Brown
Controller